PIMCO Variable Insurance Trust

Supplement Dated April 29, 2016 to the

PIMCO Global Diversified Allocation Portfolio Administrative Class Prospectus and

PIMCO Global Diversified Allocation Portfolio Advisor Class Prospectus,

each dated April 29, 2016, as supplemented (the “Prospectuses”)

Disclosure Regarding the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”)

Effective immediately, disclosure concerning the Portfolio’s portfolio managers in the table in the “Management of the Portfolio—Individual Portfolio Managers” section of the Prospectuses is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Global Diversified Allocation	Josh Davis	4/12*

Executive Vice President, PIMCO. He is a member of PIMCO’s global quantitative portfolio group and focuses on portfolio solutions and quantitative strategy, including asset allocation, tail risk hedging, foreign exchange and variable annuities. Prior to joining PIMCO in 2008, he was a consulting strategist with Prime International Trading in Chicago.

PIMCO Global Diversified Allocation	Graham A. Rennison	12/15

Senior Vice President, PIMCO. Mr. Rennison is a member of the quantitative portfolio management group, focusing on multi-asset class systematic strategies. Prior to joining PIMCO in 2011, Mr. Rennison was associated with Barclays Capital and Lehman Brothers, researching and publishing widely on quantitative strategies in the credit markets.

*	Inception of the Portfolio

Investors Should Retain This Supplement for Future Reference

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